ARTHUR ANDERSEN LLP
                                                                  Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





      As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1999 on the financial statements of Gulf Power Company, included in this Form 8-K, into Gulf Power Company's previously filed Registration Statement File Nos. 33-50165 and 333-42033.




s/  Arthur Andersen LLP
Atlanta, Georgia
February 26, 1999


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